VANGUARD FUNDS
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

At special meetings of shareholders held May through July of 1998, shareholders of each Vanguard fund approved a variety of proposals designed to update the funds' investment policies. The policy changes are as follows:

VANGUARD INTERFUND LENDING PROGRAM. All funds will revise their borrowing and lending policies to permit participation in Vanguard's interfund lending program. This program will allow the funds to borrow money from each other--on a temporary basis--if needed to meet redemption requests while awaiting payment for portfolio securities that have been sold. The funds may participate in the interfund lending program as borrowers or lenders, but only if this activity is consistent with a fund's investment objective and other investment policies. Under no circumstances will the funds use the interfund lending program to leverage their investments.

BORROWING AND PLEDGE LIMITATIONS. In conjunction with the interfund lending program, each fund will adopt standard limits on the total amount of money it can borrow and the total amount of assets it can pledge to secure any borrowings. The standard limits will be set at 15% of a fund's net assets for each potential activity.

INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. Several funds currently have a special limitation on investments in securities issued by companies whose securities are owned in certain amounts by the funds' trustees, officers, and key advisory personnel. This limitation will be deleted.

INVESTMENTS IN ASSESSABLE SECURITIES. Each fund that currently prohibits investments in assessable securities will delete this restriction.

INVESTMENTS  IN  UNSEASONED  COMPANIES.   Each  fund  that  currently  prohibits
investments in unseasoned companies will delete this restriction.

BONDS SECURED BY INTERESTS IN OIL, GAS OR MINERAL PROGRAMS. Vanguard Municipal Bond Funds and the Vanguard state tax-exempt funds will revise their policies concerning investments in oil, gas or mineral programs to clarify that each of these funds may invest in bonds secured by interests in oil, gas, or mineral programs.

INVESTING IN COMPANIES FOR CONTROL. Vanguard Municipal Bond Funds will delete a prohibition on investing in companies for control. (Since the Funds do not invest in companies but in fixed-income securities, elimination of this policy will have no effect on the Funds.)

INVESTMENTS IN INDUSTRIAL REVENUE BONDS. The Vanguard state tax-exempt funds currently have a special limitation on investments in industrial revenue and development bonds. This limitation will be deleted.

                                                                PSBVG-10/02/1998